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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 16, 2001

                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                   0-16244                  11-2989601
         --------                   -------                  ----------
     (STATE OR OTHER              (COMMISSION              (IRS EMPLOYER
       JURISDICTION               FILE NUMBER)           IDENTIFICATION NO.)
    OF INCORPORATION)

           TERMINAL DRIVE, PLAINVIEW, NEW YORK           11803
           -----------------------------------           -----
            (ADDRESS OF PRINCIPAL EXECUTIVE            (ZIP CODE)
                       OFFICES)

       Registrant's telephone number, including area code: (516) 349-8300

                                 NOT APPLICABLE.
                                 ---------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

      c.  Exhibits

 Exhibit No.   Description of Document
 -----------   -----------------------
     99.1      Quarterly Financial Statements for the Year
               Ended December 31, 2000 (restated to give effect to the adoption of SAB 101)


Item 9.  Regulation FD Disclosure.

      On February 5, 2001, the Registrant announced summary fourth quarter and year end results for the periods ended December 31, 2000, giving effect to the adoption of Staff Accounting Bulletin No. 101 -- Revenue Recognition in Financial Statements ("SAB 101"). To facilitate understanding of the impact of SAB 101, the Registrant is attaching quarterly financial information for the year ended December 31, 2000 which results have been restated to give effect to the adoption of SAB 101.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VEECO INSTRUMENTS INC.
                                   (Registrant)


February 16, 2001                  By: /s/ John P. Kiernan
                                       --------------------------------
                                   Name: John P. Kiernan
                                   Title: Vice President, Corporate Controller


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                                  EXHIBIT INDEX

Exhibit No.   Description of Document
-----------   -----------------------
99.1          Quarterly Financial Statements for the Year Ended
              December 31, 2000 (restated to give effect to the adoption of SAB 101)


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